Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

International Growth Fund

(the "Fund")

Supplement dated April 30, 2021 to the Summary Prospectus and Prospectus,

each dated October 1, 2020, as supplemented and amended to date

At a meeting held on April 26-27, 2021, the Board of Directors of VALIC Company I (the "Board") approved a sub-subadvisory agreement (the "Sub-Subadvisory Agreement") between Morgan Stanley Investment Management Inc. ("MSIM"), the Fund's subadviser, and Morgan Stanley Investment Management Company ("MSIM Co."), which will become effective on April 30, 2021 (the "Effective Date").

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about MSIM Co. and the Sub-Subadvisory Agreement.

On the Effective Date, the following changes to the Summary Prospectus and Prospectus will become effective:

The second paragraph of the subsection entitled "Performance Information" is deleted in its entirety and replaced with the following:

American Century Investment Management, Inc. served as subadviser of the Fund from its inception until March 7, 2018. Invesco Advisers, Inc. and Massachusetts Financial Services Company have served as co-subadvisers from June 20, 2005 to March 7, 2018. Morgan Stanley Investment Management Inc. ("MSIM") assumed sole subadvisory duties of the Fund on March 8, 2018. On April 30, 2021, Morgan Stanley Investment Management Company ("MSIM Co.") began to serve as the sub-subadviser to the Fund pursuant to a sub-subadvisory agreement between MSIM and MSIM Co.

The second sentence of the subsection entitled "Investment Adviser" is deleted in its entirety and replaced with the following:

The Fund is subadvised by MSIM. MSIM Co. serves as the sub-subadviser to the Fund.

On the Effective Date, the following change to the Prospectus will become effective:

The subsection entitled "Management – Investment Subadvisers – International Growth Fund" is deleted in its entirety and replaced with the following:

International Growth Fund

Morgan Stanley Investment Management Inc. ("MSIM")

522 Fifth Avenue, New York, NY 10036

MSIM is a subsidiary of Morgan Stanley and conducts a worldwide portfolio management business providing a broad range of services to customers in the United States and abroad. MSIM is located at 522 Fifth Avenue, New York, NY 10036. As of June 30, 2020, MSIM together with its affiliated asset management companies had approximately $665 billion in assets under management.

Morgan Stanley Investment Management Company ("MSIM Co.") serves as the sub-subadviser to the Fund. MSIM Co. is located at 23 Church Street, #16-01 Capital Square, Singapore, Singapore 049481. The firm is a wholly-owned subsidiary of Morgan Stanley, a publicly owned financial services company.

The Fund is managed by members of the Global Opportunity team. The team consists of portfolio managers and analysts. Kristian Heugh is the lead portfolio manager and is primarily responsible for the day-to-day management of the Fund. Mr. Heugh has been associated with MSIM in an investment management capacity since 2001. Wendy Wang is a co-portfolio manager and is primarily responsible for day-to-day management of the Fund. Ms. Wang has been associated with MSIM in an investment capacity since 2012.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.